UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K/A
(Amendment No. 4)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009

NOBLE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53433	71-0934772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3044 North 33rd Avenue Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 455-0507

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*EXPLANATORY NOTE – The Registrant is amending its Form 8-K/A-3 filed on September 28, 2009, to re-insert some of the disclosure that was in amendment 2 of the 8-K but removed from amendment 3 of the 8-K before filing.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 30, 2009, Lawrence Scharfman & Co. CPA P.C. (“Scharfman”) terminated his engagement as the Registrant’s independent registered public accountants.  On April 30, 2009, the Board of Directors approved the engagement of M&K CPAS, PLLC (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for the fiscal year 2009. The New Accountant was engaged on April 30, 2009.

On August 11, 2009, the PCAOB revoked the registration of Scharfman because of deficiencies in the conduct of certain of its audits and its procedures.

Scharfman issued its auditors’ report on the financial statements for the years ended December 31, 2008 and December 31, 2007.  As Scharfman is no longer registered with the PCAOB, the Registrant may not include Scharfman’s audit reports or consents in its future filings with the Commission. The Registrant intends to have the New Accountant re-audit the year ended December 31, 2008 when the year ending December 31, 2009 is being audited or as necessary.

Scharfman’s auditor reports on the financial statements for the years ended December 31, 2008 and December 31, 2007 included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty described above, Scharfman’s auditor reports on the financial statements of the Registrant for the periods ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report, there have been no disagreements with Scharfman (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scharfman, would have caused them to make reference thereto in their report on financial statements for such years.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the periods ended December 31, 2008 and 2007 and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

1.
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested Scharfman to furnish it with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements.  A copy of Scharfman’s letter to the Commission is attached hereto as Exhibit 16.3.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.3	Letter from Lawrence Scharfman CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INNOVATIONS, INC.

By: /S/ James Cole
James Cole, Chief Executive Officer

Date:  October 1, 2009